SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-23113 (Commission File Number)	75-1656431 (I.R.S. Employer Identification No.)

100 West Arkansas Mount Pleasant, Texas (Address of principal executive offices)		75455 (Zip Code)

Registrant’s telephone number, including area code: (903) 572-9881

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	- Press Release issued by Guaranty Bancshares, Inc. dated October 29, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

              On October 29, 2003, Guaranty Bancshares, Inc. publicly disseminated a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.
Dated: October 29, 2003	By: /s/ Clifton A. Payne —————————————— Clifton A. Payne Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Guaranty Bancshares, Inc. dated October 29, 2003.